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                                                                     Exhibit 4.1


COMMON STOCK                    [NZ LOGO]                           COMMON STOCK
NUMBER            -----------------------------------                 SHARES
NZ 18948          NEW MEXICO AND ARIZONA LAND COMPANY
                  -----------------------------------
INCORPORATED UNDER THE LAWS                                SEE REVERSE FOR ANY
OF THE STATE OF ARIZONA                                   DEFINITIONS OR LEGENDS
                                                           CUSIP 647072 10 7

THIS CERTIFIES THAT

                                    SPECIMEN

is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, WITHOUT PAR VALUE, OF

                      NEW MEXICO AND ARIZONA LAND COMPANY

transferable only on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Jerome L. Joseph    NEW MEXICO AND ARIZONA        /s/ R. Randy Stolworthy
 SECRETARY                  LAND COMPANY 1908                PRESIDENT
                                 SEAL                AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR

[ILLEGIBLE]
AUTHORIZED SIGNATURE
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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
     JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT __________  Custodian _____________
                  (Cust)                 (Minor)
                  under Uniform Gifts to Minors
                  Act _______________________________
                              (State)

UNIF TRF MIN ACT ___________  Custodian (until age ________)
                  (Cust)

                 ___________  under Uniform Transfers
                  (Minor)
                 to  Minors Act ___________________________
                                        (Photo)


Additional abbreviations may also be used though not in the above list

     FOR VALUE RECEIVED, ____________________________________________
hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated _____________________________________

                    X __________________________________________________________


                    X __________________________________________________________
                 NOTICE THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed






By __________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC RULE 17Ad-15.